UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2012

PROTALEX, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-28385	91-2003490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Summit Avenue, Suite 22, Summit, NJ	07901
(Address Of Principal Executive Office)	(Zip Code)

(215) 862-9720

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective December 3, 2012, Protalex, Inc. (the “Company”) dismissed Sherb & Co., LLP (“Sherb”) from serving as the Company’s independent accountants.and engaged Liggett, Vogt & Webb, P.A. (“Liggett”) as its new independent accountants. The Company’s Board of Directors unanimously recommended that the Company change audit firms, directed the process of review of candidate firms to replace Sherb and made the final decision to engage Liggett.

The reports of Sherb on the financial statements of the Company for the years ended May 31, 2011 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company's ability to continue as a going concern. In connection with its audits of the years ended May 31, 2011 and 2012 and reviews of the Company’s financial statements through December 3, 2012, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb, would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has furnished to Sherb the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Sherb’s letter to the Commission, dated December 4, 2012 regarding these statements.

During the two most recent fiscal years and through December 3, 2012, the Company has not consulted with Liggett on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Liggett concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description
16.1	Letter, dated December 4, 2012 from Sherb & Co., LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Protalex, Inc.

Dated: December 4, 2012	By:	/s/ Arnold P. Kling
Arnold P. Kling, President

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